Exhibit 10.33.4.5.3
REVOLVING NOTE

$32,000,000	May 22, 2007
     FOR VALUE RECEIVED, the undersigned, ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), hereby promises to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION (the “Lender”), in care of Wachovia Bank, National Association, as Agent (the “Agent”) at Wachovia Bank, National Association, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Agent to the Borrower, the principal sum of THIRTY-TWO MILLION AND NO/100 DOLLARS ($32,000,000 ) (or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans made by the Lender to the Borrower under the Credit Agreement (as herein defined)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.
     The date and amount of each Revolving Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder.
     This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of April 10, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 12.5. thereof (the “Lenders”) and the Agent. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.
     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.
     Except as permitted by Section 12.5. of the Credit Agreement, this Note may not be assigned by the Lender to any Person.
     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

1

     This Note is being issued in replacement of that certain Revolving Note dated April 10, 2007, executed and delivered by the Borrower, payable to the order of the Lender. THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER REVOLVING NOTE.
     Time is of the essence for this Note.
     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note under seal as of the date first written above.

ASHFORD HOSPITALITY LIMITED PARTNERSHIP
By:	Ashford OP General Partner LLC, its general partner

By:	/S/ DAVID BROOKS
Name: David Brooks
Title: Vice President
Wachovia Bank, National Association Revolving Note

2

SCHEDULE OF REVOLVING LOANS
     This Note evidences Revolving Loans made under the within-described Credit Agreement to the Borrower, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

	Principal	Amount	Unpaid
Date of	Amount of	Paid or	Principal	Notation
Loan	Loan	Prepaid	Amount	Made By

REVOLVING NOTE

$32,000,000	May 22, 2007
     FOR VALUE RECEIVED, the undersigned, ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), hereby promises to pay to the order of MERRILL LYNCH BANK USA (the “Lender”), in care of Wachovia Bank, National Association, as Agent (the “Agent”) at Wachovia Bank, National Association, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Agent to the Borrower, the principal sum of THIRTY-TWO MILLION AND NO/100 DOLLARS ($32,000,000 ) (or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans made by the Lender to the Borrower under the Credit Agreement (as herein defined)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.
     The date and amount of each Revolving Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder.
     This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of April 10, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 12.5. thereof (the “Lenders”) and the Agent. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.
     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.
     Except as permitted by Section 12.5. of the Credit Agreement, this Note may not be assigned by the Lender to any Person.
     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

1

     This Note is being issued in replacement of that certain Revolving Note dated April 10, 2007, executed and delivered by the Borrower, payable to the order of the Lender. THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER REVOLVING NOTE.
     Time is of the essence for this Note.
     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note under seal as of the date first written above.

ASHFORD HOSPITALITY LIMITED PARTNERSHIP
By:	Ashford OP General Partner LLC, its general partner

By:	/S/ DAVID BROOKS
Name: David Brooks
Title: Vice President
Merrill Lynch Bank USA Revolving Note

2

SCHEDULE OF REVOLVING LOANS
     This Note evidences Revolving Loans made under the within-described Credit Agreement to the Borrower, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

	Principal	Amount	Unpaid
Date of	Amount of	Paid or	Principal	Notation
Loan	Loan	Prepaid	Amount	Made By

REVOLVING NOTE

$32,000,000	May 22, 2007
     FOR VALUE RECEIVED, the undersigned, ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), hereby promises to pay to the order of MORGAN STANLEY SENIOR FUNDING, INC. (the “Lender”), in care of Wachovia Bank, National Association, as Agent (the “Agent”) at Wachovia Bank, National Association, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Agent to the Borrower, the principal sum of THIRTY-TWO MILLION AND NO/100 DOLLARS ($32,000,000 ) (or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans made by the Lender to the Borrower under the Credit Agreement (as herein defined)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.
     The date and amount of each Revolving Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder.
     This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of April 10, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 12.5. thereof (the “Lenders”) and the Agent. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.
     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.
     Except as permitted by Section 12.5. of the Credit Agreement, this Note may not be assigned by the Lender to any Person.
     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

1

     This Note is being issued in replacement of that certain Revolving Note dated April 10, 2007, executed and delivered by the Borrower, payable to the order of the Lender. THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER REVOLVING NOTE.
     Time is of the essence for this Note.
     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note under seal as of the date first written above.

ASHFORD HOSPITALITY LIMITED PARTNERSHIP
By:	Ashford OP General Partner LLC, its general partner

By:	/S/ DAVID BROOKS
Name: David Brooks
Title: Vice President
Morgan Stanley Senior Funding, Inc. Revolving Note

2

SCHEDULE OF REVOLVING LOANS
     This Note evidences Revolving Loans made under the within-described Credit Agreement to the Borrower, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

	Principal	Amount	Unpaid
Date of	Amount of	Paid or	Principal	Notation
Loan	Loan	Prepaid	Amount	Made By

REVOLVING NOTE

$30,000,000	May 22, 2007
     FOR VALUE RECEIVED, the undersigned, ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), hereby promises to pay to the order of BANK OF AMERICA, N.A. (the “Lender”), in care of Wachovia Bank, National Association, as Agent (the “Agent”) at Wachovia Bank, National Association, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Agent to the Borrower, the principal sum of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans made by the Lender to the Borrower under the Credit Agreement (as herein defined)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.
     The date and amount of each Revolving Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder.
     This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of April 10, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 12.5. thereof (the “Lenders”) and the Agent. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.
     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.
     Except as permitted by Section 12.5. of the Credit Agreement, this Note may not be assigned by the Lender to any Person.
     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

1

     This Note is being issued in replacement of that certain Revolving Note dated April 10, 2007, executed and delivered by the Borrower, payable to the order of the Lender. THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER REVOLVING NOTE.
     Time is of the essence for this Note.
     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note under seal as of the date first written above.

ASHFORD HOSPITALITY LIMITED PARTNERSHIP
By:	Ashford OP General Partner LLC, its general partner

By:	/S/ DAVID BROOKS
Name: David Brooks
Title: Vice President
Bank of America, N.A. Revolving Note

2

SCHEDULE OF REVOLVING LOANS
     This Note evidences Revolving Loans made under the within-described Credit Agreement to the Borrower, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

	Principal	Amount	Unpaid
Date of	Amount of	Paid or	Principal	Notation
Loan	Loan	Prepaid	Amount	Made By

REVOLVING NOTE

$30,000,000	May 22, 2007
     FOR VALUE RECEIVED, the undersigned, ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), hereby promises to pay to the order of ALLIED IRISH BANKS, P.L.C. (the “Lender”), in care of Wachovia Bank, National Association, as Agent (the “Agent”) at Wachovia Bank, National Association, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Agent to the Borrower, the principal sum of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans made by the Lender to the Borrower under the Credit Agreement (as herein defined)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.
     The date and amount of each Revolving Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder.
     This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of April 10, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 12.5. thereof (the “Lenders”) and the Agent. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.
     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.
     Except as permitted by Section 12.5. of the Credit Agreement, this Note may not be assigned by the Lender to any Person.
     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

1

     This Note is being issued in replacement of that certain Revolving Note dated April 10, 2007, executed and delivered by the Borrower, payable to the order of the Lender. THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER REVOLVING NOTE.
     Time is of the essence for this Note.
     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note under seal as of the date first written above.

ASHFORD HOSPITALITY LIMITED PARTNERSHIP
By:	Ashford OP General Partner LLC, its general partner

By:	/S/ DAVID BROOKS
Name: David Brooks
Title: Vice President
Allied Irish Banks, p.l.c. Revolving Note

2

SCHEDULE OF REVOLVING LOANS
     This Note evidences Revolving Loans made under the within-described Credit Agreement to the Borrower, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

	Principal	Amount	Unpaid
Date of	Amount of	Paid or	Principal	Notation
Loan	Loan	Prepaid	Amount	Made By

REVOLVING NOTE

$30,000,000	May 22, 2007
     FOR VALUE RECEIVED, the undersigned, ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), hereby promises to pay to the order of AAREAL BANK AG (the “Lender”), in care of Wachovia Bank, National Association, as Agent (the “Agent”) at Wachovia Bank, National Association, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Agent to the Borrower, the principal sum of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans made by the Lender to the Borrower under the Credit Agreement (as herein defined)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.
     The date and amount of each Revolving Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder.
     This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of April 10, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 12.5. thereof (the “Lenders”) and the Agent. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.
     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.
     Except as permitted by Section 12.5. of the Credit Agreement, this Note may not be assigned by the Lender to any Person.
     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

1

     This Note is being issued in replacement of that certain Revolving Note dated April 10, 2007, executed and delivered by the Borrower, payable to the order of the Lender. THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER REVOLVING NOTE.
     Time is of the essence for this Note.
     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note under seal as of the date first written above.

ASHFORD HOSPITALITY LIMITED PARTNERSHIP
By:	Ashford OP General Partner LLC, its general partner

By:	/S/ DAVID BROOKS
Name: David Brooks
Title: Vice President
Aareal Bank AG Revolving Note

2

SCHEDULE OF REVOLVING LOANS
     This Note evidences Revolving Loans made under the within-described Credit Agreement to the Borrower, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

	Principal	Amount	Unpaid
Date of	Amount of	Paid or	Principal	Notation
Loan	Loan	Prepaid	Amount	Made By

REVOLVING NOTE

$25,000,000	May 22, 2007
     FOR VALUE RECEIVED, the undersigned, ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), hereby promises to pay to the order of KEYBANK NATIONAL ASSOCIATION (the “Lender”), in care of Wachovia Bank, National Association, as Agent (the “Agent”) at Wachovia Bank, National Association, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Agent to the Borrower, the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans made by the Lender to the Borrower under the Credit Agreement (as herein defined)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.
     The date and amount of each Revolving Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder.
     This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of April 10, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 12.5. thereof (the “Lenders”) and the Agent. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.
     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.
     Except as permitted by Section 12.5. of the Credit Agreement, this Note may not be assigned by the Lender to any Person.
     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

1

     This Note is being issued in replacement of that certain Revolving Note dated April 10, 2007, executed and delivered by the Borrower, payable to the order of the Lender. THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER REVOLVING NOTE.
     Time is of the essence for this Note.
     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note under seal as of the date first written above.

ASHFORD HOSPITALITY LIMITED PARTNERSHIP
By:	Ashford OP General Partner LLC, its general partner

By:	/S/ DAVID BROOKS
Name: David Brooks
Title: Vice President
KeyBank National Association Revolving Note

2

SCHEDULE OF REVOLVING LOANS
     This Note evidences Revolving Loans made under the within-described Credit Agreement to the Borrower, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

	Principal	Amount	Unpaid
Date of	Amount of	Paid or	Principal	Notation
Loan	Loan	Prepaid	Amount	Made By

REVOLVING NOTE

$25,000,000	May 22, 2007
     FOR VALUE RECEIVED, the undersigned, ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), hereby promises to pay to the order of CALYON NEW YORK BRANCH (the “Lender”), in care of Wachovia Bank, National Association, as Agent (the “Agent”) at Wachovia Bank, National Association, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Agent to the Borrower, the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans made by the Lender to the Borrower under the Credit Agreement (as herein defined)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.
     The date and amount of each Revolving Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder.
     This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of April 10, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 12.5. thereof (the “Lenders”) and the Agent. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.
     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.
     Except as permitted by Section 12.5. of the Credit Agreement, this Note may not be assigned by the Lender to any Person.
     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

1

     This Note is being issued in replacement of that certain Revolving Note dated April 10, 2007, executed and delivered by the Borrower, payable to the order of the Lender. THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER REVOLVING NOTE.
     Time is of the essence for this Note.
     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note under seal as of the date first written above.

ASHFORD HOSPITALITY LIMITED PARTNERSHIP
By:	Ashford OP General Partner LLC, its general partner

By:	/S/ DAVID BROOKS
Name: David Brooks
Title: Vice President
Calyon New York Branch Revolving Note

2

SCHEDULE OF REVOLVING LOANS
     This Note evidences Revolving Loans made under the within-described Credit Agreement to the Borrower, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

	Principal	Amount	Unpaid
Date of	Amount of	Paid or	Principal	Notation
Loan	Loan	Prepaid	Amount	Made By

REVOLVING NOTE

$22,000,000	May 22, 2007
     FOR VALUE RECEIVED, the undersigned, ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), hereby promises to pay to the order of ROYAL BANK OF CANADA (the “Lender”), in care of Wachovia Bank, National Association, as Agent (the “Agent”) at Wachovia Bank, National Association, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Agent to the Borrower, the principal sum of TWENTY-TWO MILLION AND NO/100 DOLLARS ($22,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans made by the Lender to the Borrower under the Credit Agreement (as herein defined)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.
     The date and amount of each Revolving Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder.
     This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of April 10, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 12.5. thereof (the “Lenders”) and the Agent. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.
     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.
     Except as permitted by Section 12.5. of the Credit Agreement, this Note may not be assigned by the Lender to any Person.
     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

1

     This Note is being issued in replacement of that certain Revolving Note dated April 10, 2007, executed and delivered by the Borrower, payable to the order of the Lender. THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER REVOLVING NOTE.
     Time is of the essence for this Note.
     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note under seal as of the date first written above.

ASHFORD HOSPITALITY LIMITED PARTNERSHIP
By:	Ashford OP General Partner LLC, its general partner

By:	/S/ DAVID BROOKS
Name: David Brooks
Title: Vice President
Royal Bank of Canada Revolving Note

2

SCHEDULE OF REVOLVING LOANS
     This Note evidences Revolving Loans made under the within-described Credit Agreement to the Borrower, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

	Principal	Amount	Unpaid
Date of	Amount of	Paid or	Principal	Notation
Loan	Loan	Prepaid	Amount	Made By

REVOLVING NOTE

$20,000,000	May 22, 2007
     FOR VALUE RECEIVED, the undersigned, ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), hereby promises to pay to the order of UBS LOAN FINANCE LLC (the “Lender”), in care of Wachovia Bank, National Association, as Agent (the “Agent”) at Wachovia Bank, National Association, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Agent to the Borrower, the principal sum of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans made by the Lender to the Borrower under the Credit Agreement (as herein defined)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.
     The date and amount of each Revolving Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder.
     This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of April 10, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 12.5. thereof (the “Lenders”) and the Agent. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.
     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.
     Except as permitted by Section 12.5. of the Credit Agreement, this Note may not be assigned by the Lender to any Person.
     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

1

     Time is of the essence for this Note.
     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note under seal as of the date first written above.

ASHFORD HOSPITALITY LIMITED PARTNERSHIP
By:	Ashford OP General Partner LLC, its general partner

By:	/S/ DAVID BROOKS
Name: David Brooks
Title: Vice President
UBS Loan Finance LLC Revolving Note

2

SCHEDULE OF REVOLVING LOANS
     This Note evidences Revolving Loans made under the within-described Credit Agreement to the Borrower, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

	Principal	Amount	Unpaid
Date of	Amount of	Paid or	Principal	Notation
Loan	Loan	Prepaid	Amount	Made By